Exhibit 3.8

RESTATED CERTIFICATE OF INCORPORATION

OF

JMAR TECHNOLOGIES, INC.

JMAR Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

A. The name of the corporation is JMAR Technologies, Inc.

B. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of Delaware on June 23, 1987, and the original name of the corporation was Zextron, Inc.

C. Pursuant to Section 245 of the General Corporation Law of the State of Delaware, the provisions of the Certification of Incorporation as heretofore amended and supplemented are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled “Restated Certificate of Incorporation of JMAR Technologies, Inc.,” without further amendment and without any discrepancy between the provisions of the Certificate of Incorporation as heretofore amended and supplemented and the provisions of such single instrument as hereinafter set forth.

D. The Board of Directors of the corporation has duly adopted this Restated Certificate of Incorporation pursuant to the provisions of Section 245 of the General Corporation Law of the State of Delaware in the form set forth as follows:

FIRST: The name of the corporation is JMAR Technologies, Inc. (the “Corporation”).

SECOND: The address, including the street, city and county, of the registered office of the Corporation in the State of Delaware and the name of the registered agent at such address are as follows: Corporation Service Company, 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is Eighty-Five Million (85,000,000) shares, of which Eighty Million (80,000,000) shares shall be Common Stock, par value $0.01 per share and Five Million (5,000,000) shares shall be Preferred Stock, par value $0.01 per share, issuable in one or more series.

FIFTH: The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting the series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares with respect to the same dividend period.

If upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

Pursuant to the authority conferred by this Article FIFTH upon the Board of Directors of the Corporation, the Board of Directors created a series of 150,000 shares of Preferred Stock designated as Series E Convertible Preferred Stock by filing a Certificate of Designation of the Corporation with the Secretary of State of the State of Delaware on January 7, 2004, as amended on February 2, 2005 and on October 21, 2005, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Corporation’s Series E Convertible Preferred Stock are set forth in Appendix A hereto and are incorporated herein by reference.

In addition, pursuant to such authority conferred by this Article FIFTH, the Board of Directors created a series of 200,000 shares of Preferred Stock designated as Series F Convertible Preferred Stock by filing a Certificate of Designation of the Corporation with the Secretary of State of the State of Delaware on February 5, 2004, as amended on February 2, 2005 and on October 21, 2005, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Corporation’s Series F Convertible Preferred Stock are set forth in Appendix B hereto and are incorporated herein by reference.

In addition, pursuant to such authority conferred by this Article FIFTH, the Board of Directors created a series of 200,000 shares of Preferred Stock designated as Series G Convertible Preferred Stock by filing a Certificate of Designation of the Corporation with the Secretary of State of the State of Delaware on February 5, 2004, as amended on February 2, 2005 and on October 21, 2005, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Corporation’s Series G Convertible Preferred Stock are set forth in Appendix C hereto and are incorporated herein by reference.

In addition, pursuant to such authority conferred by this Article FIFTH, the Board of Directors created a series of 400,000 shares of Preferred Stock designated as Series H Convertible Preferred Stock by filing a Certificate of Designation of the Corporation with the Secretary of State of the State of Delaware on February 5, 2004, as amended on February 2, 2005 and on October 21, 2005, and the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Corporation’s Series H Convertible Preferred Stock are set forth in Appendix D hereto and are incorporated herein by reference.

SIXTH: The business and affairs of the Corporation shall be managed by the Board of Directors, and the directors need not be elected by ballot unless required by the Bylaws of the Corporation. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the Bylaws.

SEVENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

EIGHTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws.

NINTH: The Corporation reserves the right to amend and repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware. All rights herein conferred are granted subject to this reservation.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation which has been duly adopted in accordance with Section 245 of the Delaware General Corporation Law has been executed by its duly authorized officer this 22nd day of November, 2005.

By: /s/ DENNIS E. VALENTINE
Dennis E. Valentine, Chief Financial Officer
& Secretary

Appendix A

SERIES E 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK,
$.01 PAR VALUE PER SHARE

It is hereby certified that:

I. The name of the corporation is JMAR Technologies, Inc. (the “Corporation”), a Delaware corporation.

II. The certificate of incorporation of the Corporation, as amended, authorizes the issuance of 5,000,000 shares of Preferred Stock, $.01 par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue all of said shares in one or more Series by resolution or resolutions, to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

III. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it, has adopted the following resolution creating a class of Series E Preferred Stock:

RESOLVED, that a portion of the authorized shares of Preferred Stock of the Corporation shall be designated as a separate series possessing the rights and preferences set forth below:

1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series E 8% Cumulative Convertible Preferred Stock (the “Series E Preferred Stock”). The number of shares of Series E Preferred Stock shall be 100,000. Each share of Series E Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.

2. Ranking. The Series E Preferred Stock shall rank (i) prior to the Corporation’s common stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless such class or series of capital stock specifically, by its terms, ranks senior to or Pari Passu with the Series E Preferred Stock); (iii) on a parity with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series E Preferred Stock (“Pari Passu Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series E Preferred Stock (“Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

3. Dividends.

(a) Subject to Section 3(d), the Holders of outstanding shares of Series E Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, or other class of stock presently authorized or to be authorized, other than the Corporation’s Series A, Series B, Series C and Series D Preferred Stock which shall be Senior Securities (the Common Stock, and such other stock being hereinafter collectively the “Junior Stock”) at the rate of 8% simple interest per annum on the Stated Value per share of Series E Preferred Stock (the “Dividend Rate”) then outstanding (as adjusted pursuant to Section 4 below) payable monthly commencing March 1, 2004 and on the first business day of each consecutive calendar month thereafter; provided, however, that dividend payments may be made in fully paid and non assessable registered shares of the Corporation’s Common Stock at the Conversion Price (as defined herein) then in effect, and the issuance of such additional shares shall constitute full payment of such dividend.

(b) The dividends on the Series E Preferred Stock at the rates provided above shall be cumulative whether or not earned so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series E Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the monthly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series E Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series E Preferred Stock or Parri Passu Securities and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

(c) Dividends on all shares of the Series E Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a monthly dividend payment date herein specified and to end on the next succeeding monthly dividend payment date herein specified.

(d) If a current registration statement covering the Securities shall have been declared effective by the Securities Exchange Commission, the Dividend Rate shall be decreased by fifty basis points (50 b.p.) for each incremental increase of twenty five percent (25%) of the volume weighted average price of the Common Stock for the five (5) trading days prior to the first calendar day of the month, above the Conversion Price (defined below) then in effect.

4. Liquidation Rights.

(a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series E Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series E Preferred Stock then outstanding and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series E Preferred Stock, the holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series E Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of Series E Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed ratably among the holders of the Series E Preferred Stock.

(b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this Section 4.

5. Conversion into Common Stock. Shares of Series E Preferred Stock shall have the following conversion rights and obligations:

(a) Subject to the further provisions of this Section 5, each holder of shares of Series E Preferred Stock shall have the right at any time commencing after the issuance of the Series E Preferred Stock to such holder to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as further subject to the limitation set forth in Section 5(i) below) at the Conversion Price provided in Section 5(b) below. All issued or accrued but unpaid dividends may be converted at the election of the holder simultaneously with the conversion of the Series E Preferred Stock being converted.

Notwithstanding anything contained herein to the contrary, no holder of Series E Preferred Stock shall be entitled to convert pursuant to the terms of this Section 5(a) that amount of the Preferred Stock convertible into that number of shares of Common Stock which would result in the Holder’s beneficial ownership (as defined below) of the Corporation’s Common Stock being in excess of 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a holder of Series E Preferred Stock shall not be limited to aggregate conversions of only 4.99%. A holder of Series E Preferred Stock may void the conversion limitation described in this Section 5(a) upon 75 days prior notice to the Corporation or upon an Event of Default hereunder.

(b) The number of shares of Common Stock issuable upon conversion of each share of Series E Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).

[Second paragraph of Section 5(b) is intentionally omitted]

(c) The holder of any certificate for shares of Series E Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering, along with the certificate(s) representing the shares of Series E Preferred Stock to be converted if requested by the Corporation, an executed and completed notice of conversion (“Notice of Conversion”) to the Corporation (the “Conversion Date”). Each date on which a notice of conversion is delivered or telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a holder is annexed hereto as Exhibit A. The Corporation will cause the transfer agent to transmit the certificates representing the shares of the Corporation’s Common Stock issuable upon conversion of the Series E Preferred Stock (and a certificate representing the balance of the Preferred Stock not so converted, if requested by Purchaser) to the holder by (i) to the extent permitted by the transfer agent for the Common Stock, crediting the account of the Holder’s prime broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system, or (ii) otherwise, by delivery to the Holder of a stock certificate representing such shares of Common Stock, within three (3) business days after receipt by the Corporation of the Notice of Conversion and the certificate(s) representing the shares of Series E Preferred Stock to be converted (the “Delivery Date”). The Corporation is obligated to deliver to the holder simultaneously with the aforedescribed Common Stock, at the election of the Holder, additional Common Stock representing the conversion at the Conversion Price, of dividends accrued on the Series E Preferred Stock being converted.

The Corporation understands that a delay in the delivery of the Common Stock in the form required pursuant to this Section beyond the Delivery Date could result in economic loss to the Holder. In the event that the Corporation fails to direct its transfer agent to deliver the Common Stock to the Holder within the time frame set forth in Section 5 and the Common Stock is not delivered to the Holder by the Delivery Date, as compensation to the Holder for such loss, the Corporation agrees to pay late payments to the Holder for late issuance of the Common Stock in the form required pursuant to this Section 5 in the amount equal to $500 per business day after the Delivery Date. The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.

In the case of the exercise of the conversion rights set forth in Section 5(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series E Preferred Stock so converted.

Upon the conversion of any shares of Series E Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series E Preferred Stock, and payment of dividends on Series E Preferred Stock to issue a fraction of a share of its Series E Preferred Stock and shall instead deliver a stock certificate representing the next whole number.

In the event of any conversions of shares of Series E Preferred Stock in part pursuant to this Section 5, such conversions shall be deemed to constitute conversions of outstanding redemption amount applying to Monthly Amounts (as defined in Section 10 below) for the Repayment Dates (as defined in Section 10 below) in chronological order. By way of example, if the original stated amount of the Series E Preferred Stock is $1,500,000 and the Holder converted $200,000 of such original stated amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $0 and (3) the principal amount of the Monthly Amount due on the third Repayment Date would equal $50,000, and (iv) the principal amount of the Monthly Amount due on each of the remaining Repayment Dates would be $83,333.33.

(d) The Conversion Price determined pursuant to Section 5(b) shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A, B, C, or D Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the holders of Series E Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series E Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion Price pursuant to this Section 5(d)(i) shall become effective immediately after the effective date of the event for the event.

(e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series E Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that holders of Series E Preferred Stock shall thereafter have the right to convert each share of Series E Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a holder of the number of shares of Common Stock into which such shares of Series E Preferred Stock might have been convertible by the holder immediately prior to such consolidation or merger. Such provision shall also provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (d) of this Section 5. The foregoing provisions of this Section 5(e) shall similarly apply to successive mergers.

(ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Series E Preferred Stock shall thereafter have the right to convert each share of the Series E Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f) Whenever the number of shares to be issued upon conversion of the Series E Preferred Stock is required to be adjusted as provided in this Section 5, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based; and the Corporation shall mail to each holder of record of Series E Preferred Stock notice of such adjusted conversion price.

(g) In case at any time the Corporation shall propose:

(i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

(ii) to offer for subscription to the holders of its Common Stock any additional shares of any class or any other rights; or

(iii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series E Preferred Stock and to the holders of record of the Series E Preferred Stock.

(h) So long as any shares of Series E Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert the same in accordance with provisions of this Section 5 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

(i) Overall Limit on Common Stock Issuable. The number of shares of Common Stock issuable by the Corporation and acquirable by the Holder under all securities issued by the Company to the Holder, shall not exceed an aggregate of 4,769,535 shares, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the “Maximum Common Stock Issuance”), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Corporation’s shareholders provided, however, that any shares of Common Stock issued to Holder upon conversion of convertible securities or upon exercise of warrants and subsequently sold by the Holder shall be excluded from the calculation of the aggregate Maximum Common Stock Issuance. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to conversion of the Preferred Stock, together with the number of shares of Common Stock that would then be issuable by the Corporation in the event of the conversion or exercise of all other securities issued by the Company, would exceed the Maximum Common Stock Issuance but for this Section, the Corporation shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance if required by the NASDAQ SmallCap listing requirements.

(j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series E Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series E Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k) Required Conversions. In the event that the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Corporation’s Common Stock for all trades during any consecutive eleven (11) day trading period on the Principal Market is at a price greater than 118% of the Conversion Price, then the Corporation may, at its sole option, provide the Holder irrevocable written notice (“Call Notice”) within three (3) business days following such eleven (11) day period requiring the conversion at the Conversion Price of all or a portion of the Stated Value held by the Holder as of the date set forth in such Call Notice (the “Call Date”), which such date shall be at least 11 trading days following the date of the Call Notice, provided a registration statement covering resales of that number of shares of Common Stock then issuable upon conversion of this Preferred Stock pursuant to such Call Notice has been declared effective and is available for use. The amount of Common Stock to be issued in connection with any such conversion pursuant to a particular Call Notice pursuant to this Section 5(k) shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 11 trading days immediately preceding the Call Date. If the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Common Stock for all trades during such consecutive eleven (11) day trading period preceding the Call Date falls below 118% of the Conversion Price, then the Holder will no longer be required to convert the Preferred Stock pursuant to such Call Notice.

6. Voting Rights. The shares of Series E Preferred Stock shall not have voting rights.

7.  Events of Default.

The occurrence of any of the following events of default (each, an “Event of Default”) shall, after the applicable period to cure the Event of Default, cause the then applicable Dividend Rate described in Section 3 hereof to become 20% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series E Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to 120% of the outstanding Stated Value, plus accrued and unpaid dividends:

7.1 Failure to Make Payment. The Corporation fails to pay any payment required to be paid pursuant to the terms of hereof or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of three (3) days after written notice to the Corporation from the Holder.

7.2 Breach of Covenant. The Corporation breaches any material covenant or other term or condition of this Certificate of Designations or the Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of five (5) days after written notice to the Corporation from the Holder.

7.3 Breach of Representations and Warranties. Any material representation or warranty of the Corporation made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall have been false or misleading when made.

7.4 Receiver or Trustee. The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

7.5 Judgments. Except for judgments related to obligations of JMAR Semiconductor, Inc., which are reflected on the Corporation’s balance sheet, any money judgment, writ or similar final process shall be entered or filed against Corporation or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

7.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

7.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension.

7.8 Default Under Related Agreement. An Event of Default occurs under and as defined in any one or more of the following agreements which is not cured during any applicable cure or grace period: (i) Purchase and Security Agreement dated March 21, 2003 between the Corporation, certain of its subsidiaries, and Laurus Master Fund, Ltd., (ii) Securities Purchase Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., (iii) Stock Pledge Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd. and (iv) Pledge and Security Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., as each such agreement may be amended, modified and supplemented from time to time.

8. Mandatory Redemption. In the event any shares of Series E Preferred Stock are outstanding on July 7, 2006, the remaining Stated Value of such shares shall be redeemed for an amount equal to the product of the number of shares of Series E Preferred Stock outstanding on such date and the stated value, plus 2.0% of such product, and such shares shall be cancelled.

9. Optional Redemption. The Corporation will have the option of redeeming any outstanding amount of the Stated Value of the Preferred Stock (“Optional Redemption”) by paying to the holder 118% of such amount, together with accrued but unpaid dividends thereon and any and all other sums due, accrued or payable to the holder arising under this certificate or any other document delivered herewith (“Redemption Amount”) outstanding on the day notice of redemption (“Notice of Redemption”) is delivered to a holder (“Redemption Date”). A Notice of Redemption may not be given in connection with any portion of Preferred Stock for which a Notice of Conversion has been given by the holder at any time before receipt of a Notice of Redemption or given pursuant to the following sentence. The holder may elect within five (5) business days after receipt of a Notice of Redemption to give the Corporation a Notice of Conversion in connection with some or all of the amount which was the subject of the Notice of Redemption. The Redemption Amount must be paid in good funds to the holder no later than the seventh (7th) business day after the Redemption Date (“Optional Redemption Payment Date”). In the event the Corporation fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void. A Notice of Redemption may be given by the Corporation, provided no Event of Default shall have occurred or be continuing.

10. Amortization.

(a) Monthly Payments. On August 1, 2004, the Corporation commenced monthly payments of $83,333.33 of the original Stated Value of the Series E Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the remaining Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on July 7, 2006. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.

(b) [Intentionally Omitted]

(c) [Intentionally Omitted]

(d) [Intentionally Omitted]

(e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the applicable Stated Value of the Series E Preferred Stock for all purposes under this Certificate and the Purchase Agreement (as defined herein) (except as otherwise provided herein).

(f) Deemed Ownership. In the case of the exercise of the conversion rights or payment of the Monthly Amount set forth herein the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion or Repayment shall be deemed to have been issued upon the date of receipt by the Corporationof the Notice of Conversion or on the Repayment Date if the Monthly Amount is paid in shares of Common Stock, as the case may be. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock.

11. Status of Converted or Redeemed Stock. In case any shares of Series E Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series E Preferred Stock.

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert the Series E Convertible Preferred Stock of JMAR Technologies, Inc.)

The undersigned hereby irrevocably elects to convert      shares of Series E Convertible Preferred Stock and $     of the dividend due, into shares of Common Stock of JMAR Technologies, Inc. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion:

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

EXHIBIT B

FORM OF REPAYMENT ELECTION NOTICE

To: [HOLDER AT HOLDER’S ADDRESS]

Pursuant to Section 10(b) of the Certificate to Set Forth Designations of Series E Convertible Preferred Stock (“Preferred Stock”) of JMAR Technologies, Inc. issued on January 7, 2004, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Preferred Stock) due on the Repayment Date (as defined in the Preferred Stock) which occurs on      , 20     (CHECK ONE):

     In full in cash on such Repayment Date.

In full in shares of the Company’s Common Stock within three (3) trading days following such Repayment Date.

In part in cash in the amount of $ on such Repayment Date, and in part in shares of the Company’s Common Stock (in the amount of shares) within three (3) trading days following such Repayment Date.

JMAR Technologies, Inc.

By:
Name:
Title:

Appendix B

SERIES F CUMULATIVE CONVERTIBLE PREFERRED STOCK,
$.01 PAR VALUE PER SHARE

It is hereby certified that:

I. The name of the corporation is JMAR Technologies, Inc. (the “Corporation”), a Delaware corporation.

II. The certificate of incorporation of the Corporation, as amended, authorizes the issuance of 5,000,000 shares of Preferred Stock, $.01 par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue all of said shares in one or more Series by resolution or resolutions, to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

III. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it, has adopted the following resolution creating a class of Series F Preferred Stock:

RESOLVED, that a portion of the authorized shares of Preferred Stock of the Corporation shall be designated as a separate series possessing the rights and preferences set forth below:

1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series F Cumulative Convertible Preferred Stock (the “Series F Preferred Stock”). The number of shares of Series F Preferred Stock shall be 196,250. Each share of Series F Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.

2. Ranking. The Series F Preferred Stock shall rank (i) prior to the Corporation’s common stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless such class or series of capital stock specifically, by its terms, ranks senior to or Pari Passu with the Series F Preferred Stock); (iii) on a parity with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series F Preferred Stock (“Pari Passu Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series F Preferred Stock (“Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

3. Dividends.

(a) Subject to Section 3(d), the Holders of outstanding shares of Series F Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, or other class of stock presently authorized or to be authorized, other than the Corporation’s Series A, Series B, Series C, Series D, Series E, Series G and Series H Preferred Stock which shall be Senior Securities (the Common Stock, and such other stock being hereinafter collectively the "Junior Stock”) at the rate of 2% simple interest per annum on the Stated Value per share of Series F Preferred Stock (the “Dividend Rate”) then outstanding (as adjusted pursuant to Section 3(d) below) payable monthly commencing April 1, 2004 and on the first business day of each consecutive calendar month thereafter (each a “Monthly Dividend Payment”); provided, however, that dividend payments may be made in fully paid and non assessable registered shares of the Corporation’s Common Stock at the Conversion Price (as defined herein) then in effect, and the issuance of such additional shares shall constitute full payment of such dividend.

(b) The dividends on the Series F Preferred Stock at the rates provided above shall be cumulative whether or not earned so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series F Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the monthly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series F Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series F Preferred Stock or Parri Passu Securities and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

(c) Dividends on all shares of the Series F Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a Monthly Dividend Payment date herein specified and to end on the next succeeding Monthly Dividend Payment date herein specified.

(d) If a current registration statement covering the Securities shall have been declared effective by the Securities Exchange Commission, the Dividend Rate shall be decreased by one-hundred basis points (100 b.p.) for each incremental increase of twenty five percent (25%) of the volume weighted average price of the Common Stock for the five (5) trading days prior to the first calendar day of the month, above the Conversion Price (defined below) then in effect. Commencing with the September 1, 2004 Monthly Dividend Payment and each Monthly Dividend Payment thereafter, if the volume weighted average price of the Common Stock for the five (5) days prior to the Monthly Dividend Payment is less than the Conversion Price, the Dividend Rate for the next succeeding month shall equal to the “prime rate” published in the Wall Street Journal from time to time. If, after September 1, 2004, the volume weighted average price of the common stock for the five (5) days prior to the Monthly Dividend Payment is greater than the Conversion Price, then the Dividend Rate for such Monthly Dividend Payment shall be equal to the “prime rate” minus 2% decreased by the provisions of the first sentence of this Section 3(d).

4. Liquidation Rights.

(a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series F Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series F Preferred Stock then outstanding and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series F Preferred Stock, the holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series F Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of Series F Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed ratably among the holders of the Series F Preferred Stock.

(b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this Section 4.

5. Conversion into Common Stock. Shares of Series F Preferred Stock shall have the following conversion rights and obligations:

(a) Subject to the further provisions of this Section 5, each holder of shares of Series F Preferred Stock shall have the right at any time commencing after the issuance of the Series F Preferred Stock to such holder to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as further subject to the limitation set forth in Section 5(i) below) at the Conversion Price provided in Section 5(b) below. All issued or accrued but unpaid dividends may be converted at the election of the holder simultaneously with the conversion of the Series F Preferred Stock being converted.

Notwithstanding anything contained herein to the contrary, no holder of Series F Preferred Stock shall be entitled to convert pursuant to the terms of this Section 5(a) that amount of the Preferred Stock convertible into that number of shares of Common Stock which would result in the Holder’s beneficial ownership (as defined below) of the Corporation’s Common Stock being in excess of 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a holder of Series F Preferred Stock shall not be limited to aggregate conversions of only 4.99%. A holder of Series F Preferred Stock may void the conversion limitation described in this Section 5(a) upon 75 days prior notice to the Corporation or upon an Event of Default hereunder.

(b) The number of shares of Common Stock issuable upon conversion of each share of Series F Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).

[Second paragraph of Section 5(b) is intentionally omitted]

(c) The holder of any certificate for shares of Series F Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering, along with the certificate(s) representing the shares of Series F Preferred Stock to be converted if requested by the Corporation, an executed and completed notice of conversion (“Notice of Conversion”) to the Corporation (the “Conversion Date”). Each date on which a notice of conversion is delivered or telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a holder is annexed hereto as Exhibit A. The Corporation will cause the transfer agent to transmit the certificates representing the shares of the Corporation’s Common Stock issuable upon conversion of the Series F Preferred Stock (and a certificate representing the balance of the Preferred Stock not so converted, if requested by Purchaser) to the holder by (i) to the extent permitted by the transfer agent for the Common Stock, crediting the account of the Holder’s prime broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system, or (ii) otherwise, by delivery to the Holder of a stock certificate representing such shares of Common Stock, within three (3) business days after receipt by the Corporation of the Notice of Conversion and the certificate(s) representing the shares of Series F Preferred Stock to be converted (the “Delivery Date”). The Corporation is obligated to deliver to the holder simultaneously with the aforedescribed Common Stock, at the election of the Holder, additional Common Stock representing the conversion at the Conversion Price, of dividends accrued on the Series F Preferred Stock being converted.

The Corporation understands that a delay in the delivery of the Common Stock in the form required pursuant to this Section beyond the Delivery Date could result in economic loss to the Holder. In the event that the Corporation fails to direct its transfer agent to deliver the Common Stock to the Holder within the time frame set forth in Section 5 and the Common Stock is not delivered to the Holder by the Delivery Date, as compensation to the Holder for such loss, the Corporation agrees to pay late payments to the Holder for late issuance of the Common Stock in the form required pursuant to this Section 5 in the amount equal to $500 per business day after the Delivery Date. The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.

In the case of the exercise of the conversion rights set forth in Section 5(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series F Preferred Stock so converted.

Upon the conversion of any shares of Series F Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series F Preferred Stock, and payment of dividends on Series F Preferred Stock to issue a fraction of a share of its Series F Preferred Stock and shall instead deliver a stock certificate representing the next whole number.

In the event of any conversions of shares of Series F Preferred Stock in part pursuant to this Section 5, such conversions shall be deemed to constitute conversions of outstanding redemption amount applying to Monthly Amounts (as defined in Section 10 below) for the Repayment Dates (as defined in Section 10 below) in chronological order. By way of example, if the original stated amount of the Series F Preferred Stock is $2,000,000 and the Holder converted $ 50,000 of such original stated amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $25,000 and (3) the principal amount of the Monthly Amount due on each of the remaining Repayment Dates would be $37,500.

(d) The Conversion Price determined pursuant to Section 5(b) shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A, B, C, D, E, G or H Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the holders of Series F Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series F Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion Price pursuant to this Section 5(d)(i) shall become effective immediately after the effective date of the event for the event.

(e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series F Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that holders of Series F Preferred Stock shall thereafter have the right to convert each share of Series F Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a holder of the number of shares of Common Stock into which such shares of Series F Preferred Stock might have been convertible by the holder immediately prior to such consolidation or merger. Such provision shall also provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (d) of this Section 5. The foregoing provisions of this Section 5(e) shall similarly apply to successive mergers.

(ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Series F Preferred Stock shall thereafter have the right to convert each share of the Series F Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f) Whenever the number of shares to be issued upon conversion of the Series F Preferred Stock is required to be adjusted as provided in this Section 5, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based; and the Corporation shall mail to each holder of record of Series F Preferred Stock notice of such adjusted conversion price.

(g) In case at any time the Corporation shall propose:

(i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

(ii) to offer for subscription to the holders of its Common Stock any additional shares of any class or any other rights; or

(iii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series F Preferred Stock and to the holders of record of the Series F Preferred Stock.

(h) So long as any shares of Series F Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert the same in accordance with provisions of this Section 5 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

(i) Overall Limit on Common Stock Issuable. The number of shares of Common Stock issuable by the Corporation and acquirable by the Holder under all securities issued by the Company to the Holder, shall not exceed an aggregate of 4,769,535 shares, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the “Maximum Common Stock Issuance”), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Corporation’s shareholders provided, however, that any shares of Common Stock issued to Holder upon conversion of convertible securities or upon exercise of warrants and subsequently sold by the Holder shall be excluded from the calculation of the aggregate Maximum Common Stock Issuance. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to conversion of the Preferred Stock, together with the number of shares of Common Stock that would then be issuable by the Corporation in the event of the conversion or exercise of all other securities issued by the Company, would exceed the Maximum Common Stock Issuance but for this Section, the Corporation shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance if required by the NASDAQ SmallCap listing requirements.

(j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series F Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series F Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k) Required Conversions. In the event that the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Corporation’s Common Stock for all trades during any consecutive eleven (11) day trading period on the Principal Market is at a price greater than 118% of the Conversion Price, then the Corporation may, at its sole option, provide the Holder irrevocable written notice (“Call Notice”) within three (3) business days following such eleven (11) day period requiring the conversion at the Conversion Price of all or a portion of the Stated Value held by the Holder as of the date set forth in such Call Notice (the “Call Date”), which such date shall be at least 11 trading days following the date of the Call Notice, provided a registration statement covering resales of that number of shares of Common Stock then issuable upon conversion of this Preferred Stock pursuant to such Call Notice has been declared effective and is available for use. The amount of Common Stock to be issued in connection with any such conversion pursuant to a particular Call Notice pursuant to this Section 5(k) shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 11 trading days immediately preceding the Call Date. If the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Common Stock for all trades during such consecutive eleven (11) day trading period preceding the Call Date falls below 118% of the Conversion Price, then the Holder will no longer be required to convert the Preferred Stock pursuant to such Call Notice.

6. Voting Rights. The shares of Series F Preferred Stock shall not have voting rights.

7.  Events of Default.

The occurrence of any of the following events of default (each, an “Event of Default”) shall, after the applicable period to cure the Event of Default, cause the then applicable Dividend Rate described in Section 3 hereof to become 20% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series F Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to 120% of the outstanding Stated Value, plus accrued and unpaid dividends:

7.1 Failure to Make Payment. The Corporation fails to pay any payment required to be paid pursuant to the terms of hereof or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of three (3) days after written notice to the Corporation from the Holder.

7.2 Breach of Covenant. The Corporation breaches any material covenant or other term or condition of this Certificate of Designations or the Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of five (5) days after written notice to the Corporation from the Holder.

7.3 Breach of Representations and Warranties. Any material representation or warranty of the Corporation made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall have been false or misleading when made.

7.4 Receiver or Trustee. The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

7.5 Judgments. Except for judgments related to obligations of JMAR Semiconductor, Inc., which are reflected on the Corporation’s balance sheet, any money judgment, writ or similar final process shall be entered or filed against Corporation or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

7.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

7.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension.

7.8 Default Under Related Agreement. An Event of Default occurs under and as defined in any one or more of the following agreements which is not cured during any applicable cure or grace period: (i) Purchase and Security Agreement dated March 21, 2003 between the Corporation, certain of its subsidiaries, and Laurus Master Fund, Ltd., (ii) Securities Purchase Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., (iii) Stock Pledge Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd. and (iv) Pledge and Security Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., as each such agreement may be amended, modified and supplemented from time to time.

8. Mandatory Redemption. In the event any shares of Series F Preferred Stock are outstanding thirty six (36) months from the date of issuance thereof, any remaining Stated Value of such shares shall be redeemed and such shares shall be cancelled.

9. Optional Redemption. The Corporation will have the option of redeeming any outstanding amount of the Stated Value of the Preferred Stock (“Optional Redemption”) by paying to the holder 118% of such amount, together with accrued but unpaid dividends thereon and any and all other sums due, accrued or payable to the holder arising under this certificate or any other document delivered herewith (“Redemption Amount”) outstanding on the day notice of redemption (“Notice of Redemption”) is delivered to a holder (“Redemption Date”). A Notice of Redemption may not be given in connection with any portion of Preferred Stock for which a Notice of Conversion has been given by the holder at any time before receipt of a Notice of Redemption or given pursuant to the following sentence. The holder may elect within five (5) business days after receipt of a Notice of Redemption to give the Corporation a Notice of Conversion in connection with some or all of the amount which was the subject of the Notice of Redemption. The Redemption Amount must be paid in good funds to the holder no later than the seventh (7th) business day after the Redemption Date (“Optional Redemption Payment Date”). In the event the Corporation fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void. A Notice of Redemption may be given by the Corporation, provided no Event of Default shall have occurred or be continuing.

10. Amortization.

(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $37,500 of the original Stated Value of the Series F Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.

(b) [Intentionally Omitted]

(c) [Intentionally Omitted]

(d) [Intentionally Omitted]

(e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the applicable Stated Value of the Series F Preferred Stock for all purposes under this Certificate and the Purchase Agreement (as defined herein) (except as otherwise provided herein).

(f) Deemed Ownership. In the case of the exercise of the conversion rights or payment of the Monthly Amount set forth herein the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion or Repayment shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion or on the Repayment Date if the Monthly Amount is paid in shares of Common Stock, as the case may be. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock.

11. Status of Converted or Redeemed Stock. In case any shares of Series F Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series F Preferred Stock.

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert the Series F Convertible Preferred Stock of JMAR Technologies, Inc.)

The undersigned hereby irrevocably elects to convert      shares of Series F Convertible Preferred Stock and $     of the dividend due, into shares of Common Stock of JMAR Technologies, Inc. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion:

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

EXHIBIT B

FORM OF REPAYMENT ELECTION NOTICE

To: [HOLDER AT HOLDER’S ADDRESS]

Pursuant to Section 10(b) of the Certificate to Set Forth Designations of Series F Convertible Preferred Stock (“Preferred Stock”) of JMAR Technologies, Inc. issued on February 5, 2004, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Preferred Stock) due on the Repayment Date (as defined in the Preferred Stock) which occurs on      , 20     (CHECK ONE):

     In full in cash on such Repayment Date.

In full in shares of the Company’s Common Stock within three (3) trading days following such Repayment Date.

In part in cash in the amount of $ on such Repayment Date, and in part in shares of the Company’s Common Stock (in the amount of shares) within three (3) trading days following such Repayment Date.

JMAR Technologies, Inc.

By:
Name:
Title:

Appendix C

SERIES G CUMULATIVE CONVERTIBLE PREFERRED STOCK,
$.01 PAR VALUE PER SHARE

It is hereby certified that:

I. The name of the corporation is JMAR Technologies, Inc. (the “Corporation”), a Delaware corporation.

II. The certificate of incorporation of the Corporation, as amended, authorizes the issuance of 5,000,000 shares of Preferred Stock, $.01 par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue all of said shares in one or more Series by resolution or resolutions, to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

III. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it, has adopted the following resolution creating a class of Series G Preferred Stock:

RESOLVED, that a portion of the authorized shares of Preferred Stock of the Corporation shall be designated as a separate series possessing the rights and preferences set forth below:

1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series G Cumulative Convertible Preferred Stock (the “Series G Preferred Stock”). The number of shares of Series G Preferred Stock shall be 196,250. Each share of Series G Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.

2. Ranking. The Series G Preferred Stock shall rank (i) prior to the Corporation’s common stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless such class or series of capital stock specifically, by its terms, ranks senior to or Pari Passu with the Series G Preferred Stock); (iii) on a parity with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series G Preferred Stock (“Pari Passu Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series G Preferred Stock (“Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

3. Dividends.

(a) Subject to Section 3(d), the Holders of outstanding shares of Series G Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, or other class of stock presently authorized or to be authorized, other than the Corporation’s Series A, Series B, Series C, Series D, Series E, Series F and Series H Preferred Stock which shall be Senior Securities (the Common Stock, and such other stock being hereinafter collectively the "Junior Stock”) at the rate of 2% simple interest per annum on the Stated Value per share of Series G Preferred Stock (the “Dividend Rate”) then outstanding (as adjusted pursuant to Section 3(d) below) payable monthly commencing April 1, 2004 and on the first business day of each consecutive calendar month thereafter (each a “Monthly Dividend Payment”); provided, however, that dividend payments may be made in fully paid and non assessable registered shares of the Corporation’s Common Stock at the Conversion Price (as defined herein) then in effect, and the issuance of such additional shares shall constitute full payment of such dividend.

(b) The dividends on the Series G Preferred Stock at the rates provided above shall be cumulative whether or not earned so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series G Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the monthly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series G Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series G Preferred Stock or Parri Passu Securities and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

(c) Dividends on all shares of the Series G Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a Monthly Dividend Payment date herein specified and to end on the next succeeding Monthly Dividend Payment date herein specified.

(d) If a current registration statement covering the Securities shall have been declared effective by the Securities Exchange Commission, the Dividend Rate shall be decreased by one-hundred basis points (100 b.p.) for each incremental increase of twenty five percent (25%) of the volume weighted average price of the Common Stock for the five (5) trading days prior to the first calendar day of the month, above the Conversion Price (defined below) then in effect. Commencing with the September 1, 2004 Monthly Dividend Payment and each Monthly Dividend Payment thereafter, if the volume weighted average price of the Common Stock for the five (5) days prior to the Monthly Dividend Payment is less than the Conversion Price, the Dividend Rate for the next succeeding month shall equal to the “prime rate” published in the Wall Street Journal from time to time. If, after September 1, 2004, the volume weighted average price of the common stock for the five (5) days prior to the Monthly Dividend Payment is greater than the Conversion Price, then the Dividend Rate for such Monthly Dividend Payment shall be equal to the “prime rate” minus 2% decreased by the provisions of the first sentence of this Section 3(d).

4. Liquidation Rights.

(a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series G Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series G Preferred Stock then outstanding and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series G Preferred Stock, the holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series G Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of Series G Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed ratably among the holders of the Series G Preferred Stock.

(b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this Section 4.

5. Conversion into Common Stock. Shares of Series G Preferred Stock shall have the following conversion rights and obligations:

(a) Subject to the further provisions of this Section 5, each holder of shares of Series G Preferred Stock shall have the right at any time commencing after the issuance of the Series G Preferred Stock to such holder to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as further subject to the limitation set forth in Section 5(i) below) at the Conversion Price provided in Section 5(b) below. All issued or accrued but unpaid dividends may be converted at the election of the holder simultaneously with the conversion of the Series G Preferred Stock being converted.

Notwithstanding anything contained herein to the contrary, no holder of Series G Preferred Stock shall be entitled to convert pursuant to the terms of this Section 5(a) that amount of the Preferred Stock convertible into that number of shares of Common Stock which would result in the Holder’s beneficial ownership (as defined below) of the Corporation’s Common Stock being in excess of 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a holder of Series G Preferred Stock shall not be limited to aggregate conversions of only 4.99%. A holder of Series G Preferred Stock may void the conversion limitation described in this Section 5(a) upon 75 days prior notice to the Corporation or upon an Event of Default hereunder.

(b) The number of shares of Common Stock issuable upon conversion of each share of Series G Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).

[Second paragraph of Section 5(b) is intentionally omitted]

(c) The holder of any certificate for shares of Series G Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering, along with the certificate(s) representing the shares of Series G Preferred Stock to be converted if requested by the Corporation, an executed and completed notice of conversion (“Notice of Conversion”) to the Corporation (the “Conversion Date”). Each date on which a notice of conversion is delivered or telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a holder is annexed hereto as Exhibit A. The Corporation will cause the transfer agent to transmit the certificates representing the shares of the Corporation’s Common Stock issuable upon conversion of the Series G Preferred Stock (and a certificate representing the balance of the Preferred Stock not so converted, if requested by Purchaser) to the holder by (i) to the extent permitted by the transfer agent for the Common Stock, crediting the account of the Holder’s prime broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system, or (ii) otherwise, by delivery to the Holder of a stock certificate representing such shares of Common Stock, within three (3) business days after receipt by the Corporation of the Notice of Conversion and the certificate(s) representing the shares of Series G Preferred Stock to be converted (the “Delivery Date”). The Corporation is obligated to deliver to the holder simultaneously with the aforedescribed Common Stock, at the election of the Holder, additional Common Stock representing the conversion at the Conversion Price, of dividends accrued on the Series G Preferred Stock being converted.

The Corporation understands that a delay in the delivery of the Common Stock in the form required pursuant to this Section beyond the Delivery Date could result in economic loss to the Holder. In the event that the Corporation fails to direct its transfer agent to deliver the Common Stock to the Holder within the time frame set forth in Section 5 and the Common Stock is not delivered to the Holder by the Delivery Date, as compensation to the Holder for such loss, the Corporation agrees to pay late payments to the Holder for late issuance of the Common Stock in the form required pursuant to this Section 5 in the amount equal to $500 per business day after the Delivery Date. The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.

In the case of the exercise of the conversion rights set forth in Section 5(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series G Preferred Stock so converted.

Upon the conversion of any shares of Series G Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series G Preferred Stock, and payment of dividends on Series G Preferred Stock to issue a fraction of a share of its Series G Preferred Stock and shall instead deliver a stock certificate representing the next whole number.

In the event of any conversions of shares of Series G Preferred Stock in part pursuant to this Section 5, such conversions shall be deemed to constitute conversions of outstanding redemption amount applying to Monthly Amounts (as defined in Section 10 below) for the Repayment Dates (as defined in Section 10 below) in chronological order. By way of example, if the original stated amount of the Series G Preferred Stock is $2,000,000 and the Holder converted $ 50,000 of such original stated amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $25,000 and (3) the principal amount of the Monthly Amount due on each of the remaining Repayment Dates would be $37,500.

(d) The Conversion Price determined pursuant to Section 5(b) shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A, B, C, D, E, F or H Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the holders of Series G Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series G Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion Price pursuant to this Section 5(d)(i) shall become effective immediately after the effective date of the event for the event.

(e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series G Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that holders of Series G Preferred Stock shall thereafter have the right to convert each share of Series G Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a holder of the number of shares of Common Stock into which such shares of Series G Preferred Stock might have been convertible by the holder immediately prior to such consolidation or merger. Such provision shall also provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (d) of this Section 5. The foregoing provisions of this Section 5(e) shall similarly apply to successive mergers.

(ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Series G Preferred Stock shall thereafter have the right to convert each share of the Series G Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f) Whenever the number of shares to be issued upon conversion of the Series G Preferred Stock is required to be adjusted as provided in this Section 5, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based; and the Corporation shall mail to each holder of record of Series G Preferred Stock notice of such adjusted conversion price.

(g) In case at any time the Corporation shall propose:

(i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

(ii) to offer for subscription to the holders of its Common Stock any additional shares of any class or any other rights; or

(iii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series G Preferred Stock and to the holders of record of the Series G Preferred Stock.

(h) So long as any shares of Series G Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert the same in accordance with provisions of this Section 5 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

(i) Overall Limit on Common Stock Issuable. The number of shares of Common Stock issuable by the Corporation and acquirable by the Holder under all securities issued by the Company to the Holder, shall not exceed an aggregate of 4,769,535 shares, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the “Maximum Common Stock Issuance”), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Corporation’s shareholders provided, however, that any shares of Common Stock issued to Holder upon conversion of convertible securities or upon exercise of warrants and subsequently sold by the Holder shall be excluded from the calculation of the aggregate Maximum Common Stock Issuance. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to conversion of the Preferred Stock, together with the number of shares of Common Stock that would then be issuable by the Corporation in the event of the conversion or exercise of all other securities issued by the Company, would exceed the Maximum Common Stock Issuance but for this Section, the Corporation shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance if required by the NASDAQ SmallCap listing requirements.

(j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series G Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series G Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k) Required Conversions. In the event that the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Corporation’s Common Stock for all trades during any consecutive eleven (11) day trading period on the Principal Market is at a price greater than 118% of the Conversion Price, then the Corporation may, at its sole option, provide the Holder irrevocable written notice (“Call Notice”) within three (3) business days following such eleven (11) day period requiring the conversion at the Conversion Price of all or a portion of the Stated Value held by the Holder as of the date set forth in such Call Notice (the “Call Date”), which such date shall be at least 11 trading days following the date of the Call Notice, provided a registration statement covering resales of that number of shares of Common Stock then issuable upon conversion of this Preferred Stock pursuant to such Call Notice has been declared effective and is available for use. The amount of Common Stock to be issued in connection with any such conversion pursuant to a particular Call Notice pursuant to this Section 5(k) shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 11 trading days immediately preceding the Call Date. If the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Common Stock for all trades during such consecutive eleven (11) day trading period preceding the Call Date falls below 118% of the Conversion Price, then the Holder will no longer be required to convert the Preferred Stock pursuant to such Call Notice.

6. Voting Rights. The shares of Series G Preferred Stock shall not have voting rights.

7.  Events of Default.

The occurrence of any of the following events of default (each, an “Event of Default”) shall, after the applicable period to cure the Event of Default, cause the then applicable Dividend Rate described in Section 3 hereof to become 20% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series G Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to 120% of the outstanding Stated Value, plus accrued and unpaid dividends:

7.1 Failure to Make Payment. The Corporation fails to pay any payment required to be paid pursuant to the terms of hereof or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of three (3) days after written notice to the Corporation from the Holder.

7.2 Breach of Covenant. The Corporation breaches any material covenant or other term or condition of this Certificate of Designations or the Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of five (5) days after written notice to the Corporation from the Holder.

7.3 Breach of Representations and Warranties. Any material representation or warranty of the Corporation made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall have been false or misleading when made.

7.4 Receiver or Trustee. The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

7.5 Judgments. Except for judgments related to obligations of JMAR Semiconductor, Inc., which are reflected on the Corporation’s balance sheet, any money judgment, writ or similar final process shall be entered or filed against Corporation or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

7.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

7.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension.

7.8 Default Under Related Agreement. An Event of Default occurs under and as defined in any one or more of the following agreements which is not cured during any applicable cure or grace period: (i) Purchase and Security Agreement dated March 21, 2003 between the Corporation, certain of its subsidiaries, and Laurus Master Fund, Ltd., (ii) Securities Purchase Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., (iii) Stock Pledge Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd. and (iv) Pledge and Security Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., as each such agreement may be amended, modified and supplemented from time to time.

8. Mandatory Redemption. In the event any shares of Series G Preferred Stock are outstanding thirty six (36) months from the date of issuance thereof, any remaining Stated Value of such shares shall be redeemed and such shares shall be cancelled.

9. Optional Redemption. The Corporation will have the option of redeeming any outstanding amount of the Stated Value of the Preferred Stock (“Optional Redemption”) by paying to the holder 118% of such amount, together with accrued but unpaid dividends thereon and any and all other sums due, accrued or payable to the holder arising under this certificate or any other document delivered herewith (“Redemption Amount”) outstanding on the day notice of redemption (“Notice of Redemption”) is delivered to a holder (“Redemption Date”). A Notice of Redemption may not be given in connection with any portion of Preferred Stock for which a Notice of Conversion has been given by the holder at any time before receipt of a Notice of Redemption or given pursuant to the following sentence. The holder may elect within five (5) business days after receipt of a Notice of Redemption to give the Corporation a Notice of Conversion in connection with some or all of the amount which was the subject of the Notice of Redemption. The Redemption Amount must be paid in good funds to the holder no later than the seventh (7th) business day after the Redemption Date (“Optional Redemption Payment Date”). In the event the Corporation fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void. A Notice of Redemption may be given by the Corporation, provided no Event of Default shall have occurred or be continuing.

10. Amortization.

(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $37,500 of the original Stated Value of the Series G Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.

(b) [Intentionally Omitted]

(c) [Intentionally Omitted]

(d) [Intentionally Omitted]

(e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the applicable Stated Value of the Series G Preferred Stock for all purposes under this Certificate and the Purchase Agreement (as defined herein) (except as otherwise provided herein).

(f) Deemed Ownership. In the case of the exercise of the conversion rights or payment of the Monthly Amount set forth herein the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion or Repayment shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion or on the Repayment Date if the Monthly Amount is paid in shares of Common Stock, as the case may be. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock.

11. Status of Converted or Redeemed Stock. In case any shares of Series G Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series G Preferred Stock.

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert the Series G Convertible Preferred Stock of JMAR Technologies, Inc.)

The undersigned hereby irrevocably elects to convert      shares of Series G Convertible Preferred Stock and $     of the dividend due, into shares of Common Stock of JMAR Technologies, Inc. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion:

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

EXHIBIT B

FORM OF REPAYMENT ELECTION NOTICE

To: [HOLDER AT HOLDER’S ADDRESS]

Pursuant to Section 10(b) of the Certificate to Set Forth Designations of Series G Convertible Preferred Stock (“Preferred Stock”) of JMAR Technologies, Inc. issued on February 5, 2004, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Preferred Stock) due on the Repayment Date (as defined in the Preferred Stock) which occurs on      , 20     (CHECK ONE):

     In full in cash on such Repayment Date.

In full in shares of the Company’s Common Stock within three (3) trading days following such Repayment Date.

In part in cash in the amount of $ on such Repayment Date, and in part in shares of the Company’s Common Stock (in the amount of shares) within three (3) trading days following such Repayment Date.

JMAR Technologies, Inc.

By:
Name:
Title:

Appendix D

SERIES H CUMULATIVE CONVERTIBLE PREFERRED STOCK,
$.01 PAR VALUE PER SHARE

It is hereby certified that:

I. The name of the corporation is JMAR Technologies, Inc. (the “Corporation”), a Delaware corporation.

II. The certificate of incorporation of the Corporation, as amended, authorizes the issuance of 5,000,000 shares of Preferred Stock, $.01 par value per share, and expressly vests in the Board of Directors of the Corporation the authority provided therein to issue all of said shares in one or more Series by resolution or resolutions, to establish the designation and number and to fix the relative rights and preferences of each series to be issued.

III. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it, has adopted the following resolution creating a class of Series H Preferred Stock:

RESOLVED, that a portion of the authorized shares of Preferred Stock of the Corporation shall be designated as a separate series possessing the rights and preferences set forth below:

1. Designation: Number of Shares. The designation of said series of Preferred Stock shall be Series H Cumulative Convertible Preferred Stock (the “Series H Preferred Stock”). The number of shares of Series H Preferred Stock shall be 392,500. Each share of Series H Preferred Stock shall have a stated value equal to $10 (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the “Stated Value”), and $.01 par value.

2. Ranking. The Series H Preferred Stock shall rank (i) prior to the Corporation’s common stock, par value $.01 per share (“Common Stock”); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless such class or series of capital stock specifically, by its terms, ranks senior to or Pari Passu with the Series H Preferred Stock); (iii) on a parity with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series H Preferred Stock (“Pari Passu Securities”); and (iv) junior to any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, senior to the Series H Preferred Stock (“Senior Securities”), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

3. Dividends.

(a) Subject to Section 3(d), the Holders of outstanding shares of Series H Preferred Stock shall be entitled to receive preferential dividends in cash out of any funds of the Corporation legally available at the time for declaration of dividends before any dividend or other distribution will be paid or declared and set apart for payment on any shares of any Common Stock, or other class of stock presently authorized or to be authorized, other than the Corporation’s Series A, Series B, Series C, Series D, Series E, Series F and Series G Preferred Stock which shall be Senior Securities (the Common Stock, and such other stock being hereinafter collectively the "Junior Stock”) at the rate of 2% simple interest per annum on the Stated Value per share of Series H Preferred Stock (the “Dividend Rate”) then outstanding (as adjusted pursuant to Section 3(d) below) payable monthly commencing April 1, 2004 and on the first business day of each consecutive calendar month thereafter (each a “Monthly Dividend Payment”); provided, however, that dividend payments may be made in fully paid and non assessable registered shares of the Corporation’s Common Stock at the Conversion Price (as defined herein) then in effect, and the issuance of such additional shares shall constitute full payment of such dividend.

(b) The dividends on the Series H Preferred Stock at the rates provided above shall be cumulative whether or not earned so that, if at any time full cumulative dividends at the rate aforesaid on all shares of the Series H Preferred Stock then outstanding from the date from and after which dividends thereon are cumulative to the end of the monthly dividend period next preceding such time shall not have been paid or declared and set apart for payment, or if the full dividend on all such outstanding Series H Preferred Stock for the then current dividend period shall not have been paid or declared and set apart for payment, the amount of the deficiency shall be paid or declared and set apart for payment (but without interest thereon) before any sum shall be set apart for or applied by the Corporation or a subsidiary of the Corporation to the purchase, redemption or other acquisition of the Series H Preferred Stock or Parri Passu Securities and before any dividend or other distribution shall be paid or declared and set apart for payment on any Junior Stock and before any sum shall be set aside for or applied to the purchase, redemption or other acquisition of Junior Stock.

(c) Dividends on all shares of the Series H Preferred Stock shall begin to accrue and be cumulative from and after the date of issuance thereof. A dividend period shall be deemed to commence on the day following a Monthly Dividend Payment date herein specified and to end on the next succeeding Monthly Dividend Payment date herein specified.

(d) If a current registration statement covering the Securities shall have been declared effective by the Securities Exchange Commission, the Dividend Rate shall be decreased by one-hundred basis points (100 b.p.) for each incremental increase of twenty five percent (25%) of the volume weighted average price of the Common Stock for the five (5) trading days prior to the first calendar day of the month, above the Conversion Price (defined below) then in effect. Commencing with the September 1, 2004 Monthly Dividend Payment and each Monthly Dividend Payment thereafter, if the volume weighted average price of the Common Stock for the five (5) days prior to the Monthly Dividend Payment is less than the Conversion Price, the Dividend Rate for the next succeeding month shall equal to the “prime rate” published in the Wall Street Journal from time to time. If, after September 1, 2004, the volume weighted average price of the common stock for the five (5) days prior to the Monthly Dividend Payment is greater than the Conversion Price, then the Dividend Rate for such Monthly Dividend Payment shall be equal to the “prime rate” minus 2% decreased by the provisions of the first sentence of this Section 3(d).

4. Liquidation Rights.

(a) Upon the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, the Holders of the Series H Preferred Stock shall be entitled to receive before any payment or distribution shall be made on the Junior Stock, out of the assets of the Corporation available for distribution to stockholders, the Stated Value per share of Series H Preferred Stock then outstanding and all accrued and unpaid dividends to and including the date of payment thereof. Upon the payment in full of all amounts due to Holders of the Series H Preferred Stock, the holders of the Common Stock of the Corporation and any other class of Junior Stock shall receive all remaining assets of the Corporation legally available for distribution. If the assets of the Corporation available for distribution to the holders of the Series H Preferred Stock shall be insufficient to permit payment in full of the amounts payable as aforesaid to the holders of Series H Preferred Stock upon such liquidation, dissolution or winding-up, whether voluntary or involuntary, then all such assets of the Corporation shall be distributed ratably among the holders of the Series H Preferred Stock.

(b) Neither the purchase nor the redemption by the Corporation of shares of any class of stock nor the merger or consolidation of the Corporation with or into any other corporation or corporations nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of the Corporation for the purposes of this Section 4.

5. Conversion into Common Stock. Shares of Series H Preferred Stock shall have the following conversion rights and obligations:

(a) Subject to the further provisions of this Section 5, each holder of shares of Series H Preferred Stock shall have the right at any time commencing after the issuance of the Series H Preferred Stock to such holder to convert such shares into fully paid and non-assessable shares of Common Stock of the Corporation (as further subject to the limitation set forth in Section 5(i) below) at the Conversion Price provided in Section 5(b) below. All issued or accrued but unpaid dividends may be converted at the election of the holder simultaneously with the conversion of the Series H Preferred Stock being converted.

Notwithstanding anything contained herein to the contrary, no holder of Series H Preferred Stock shall be entitled to convert pursuant to the terms of this Section 5(a) that amount of the Preferred Stock convertible into that number of shares of Common Stock which would result in the Holder’s beneficial ownership (as defined below) of the Corporation’s Common Stock being in excess of 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and Regulation 13d-3 thereunder. Subject to the foregoing, a holder of Series H Preferred Stock shall not be limited to aggregate conversions of only 4.99%. A holder of Series H Preferred Stock may void the conversion limitation described in this Section 5(a) upon 75 days prior notice to the Corporation or upon an Event of Default hereunder.

(b) The number of shares of Common Stock issuable upon conversion of each share of Series H Preferred Stock shall equal (i) the sum of (A) the Stated Value per share, as adjusted pursuant to Section 5 hereof, and at the holder’s election, (B) accrued and unpaid dividends on such share, divided by (ii) $2.00 (the “Conversion Price”).

[Second paragraph of Section 5(b) is intentionally omitted]

(c) The holder of any certificate for shares of Series H Preferred Stock desiring to convert any of such shares may give notice of its decision to convert the shares into common stock by delivering, along with the certificate(s) representing the shares of Series H Preferred Stock to be converted if requested by the Corporation, an executed and completed notice of conversion (“Notice of Conversion”) to the Corporation (the “Conversion Date”). Each date on which a notice of conversion is delivered or telecopied to the Corporation in accordance with the provisions hereof shall be deemed a Conversion Date. A form of Notice of Conversion that may be employed by a holder is annexed hereto as Exhibit A. The Corporation will cause the transfer agent to transmit the certificates representing the shares of the Corporation’s Common Stock issuable upon conversion of the Series H Preferred Stock (and a certificate representing the balance of the Preferred Stock not so converted, if requested by Purchaser) to the holder by (i) to the extent permitted by the transfer agent for the Common Stock, crediting the account of the Holder’s prime broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system, or (ii) otherwise, by delivery to the Holder of a stock certificate representing such shares of Common Stock, within three (3) business days after receipt by the Corporation of the Notice of Conversion and the certificate(s) representing the shares of Series H Preferred Stock to be converted (the “Delivery Date”). The Corporation is obligated to deliver to the holder simultaneously with the aforedescribed Common Stock, at the election of the Holder, additional Common Stock representing the conversion at the Conversion Price, of dividends accrued on the Series H Preferred Stock being converted.

The Corporation understands that a delay in the delivery of the Common Stock in the form required pursuant to this Section beyond the Delivery Date could result in economic loss to the Holder. In the event that the Corporation fails to direct its transfer agent to deliver the Common Stock to the Holder within the time frame set forth in Section 5 and the Common Stock is not delivered to the Holder by the Delivery Date, as compensation to the Holder for such loss, the Corporation agrees to pay late payments to the Holder for late issuance of the Common Stock in the form required pursuant to this Section 5 in the amount equal to $500 per business day after the Delivery Date. The Corporation shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.

In the case of the exercise of the conversion rights set forth in Section 5(a) the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock and shall on the same date cease to be treated for any purpose as the record holder of such shares of Series H Preferred Stock so converted.

Upon the conversion of any shares of Series H Preferred Stock no adjustment or payment shall be made with respect to such converted shares on account of any dividend on the Common Stock, except that the holder of such converted shares shall be entitled to be paid any dividends declared on shares of Common Stock after conversion thereof.

The Corporation shall not be required, in connection with any conversion of Series H Preferred Stock, and payment of dividends on Series H Preferred Stock to issue a fraction of a share of its Series H Preferred Stock and shall instead deliver a stock certificate representing the next whole number.

In the event of any conversions of shares of Series H Preferred Stock in part pursuant to this Section 5, such conversions shall be deemed to constitute conversions of outstanding redemption amount applying to Monthly Amounts (as defined in Section 10 below) for the Repayment Dates (as defined in Section 10 below) in chronological order. By way of example, if the original stated amount of the Series H Preferred Stock is $4,000,000 and the Holder converted $ 100,000 of such original stated amount prior to the first Repayment Date, then (1) the principal amount of the Monthly Amount due on the first Repayment Date would equal $0, (2) the principal amount of the Monthly Amount due on the second Repayment Date would equal $50,000 and (3) the principal amount of the Monthly Amount due on each of the remaining Repayment Dates would be $75,000.

(d) The Conversion Price determined pursuant to Section 5(b) shall be subject to adjustment from time to time as follows:

(i) In case the Corporation shall at any time (A) declare any dividend or distribution on its Common Stock or other securities of the Corporation other than the Series A, B, C, D, E, F or G Preferred Stock, (B) split or subdivide the outstanding Common Stock, (C) combine the outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares or other securities of the Corporation, then in each such event the Conversion Price shall be adjusted proportionately so that the holders of Series H Preferred Stock shall be entitled to receive the kind and number of shares or other securities of the Corporation which such holders would have owned or have been entitled to receive after the happening of any of the events described above had such shares of Series H Preferred Stock been converted immediately prior to the happening of such event (or any record date with respect thereto). Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made to the Conversion Price pursuant to this Section 5(d)(i) shall become effective immediately after the effective date of the event for the event.

(e) (i) In case of any merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock) then unless the right to convert shares of Series H Preferred Stock shall have terminated, as part of such merger lawful provision shall be made so that holders of Series H Preferred Stock shall thereafter have the right to convert each share of Series H Preferred Stock into the kind and amount of shares of stock and/or other securities or property receivable upon such merger by a holder of the number of shares of Common Stock into which such shares of Series H Preferred Stock might have been convertible by the holder immediately prior to such consolidation or merger. Such provision shall also provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section (d) of this Section 5. The foregoing provisions of this Section 5(e) shall similarly apply to successive mergers.

(ii) In case of any sale or conveyance to another person or entity of the property of the Corporation as an entirety, or substantially as an entirety, in connection with which shares or other securities or cash or other property shall be issuable, distributable, payable, or deliverable for outstanding shares of Common Stock, then, unless the right to convert such shares shall have terminated, lawful provision shall be made so that the holders of Series H Preferred Stock shall thereafter have the right to convert each share of the Series H Preferred Stock into the kind and amount of shares of stock or other securities or property that shall be issuable, distributable, payable, or deliverable upon such sale or conveyance with respect to each share of Common Stock immediately prior to such conveyance.

(f) Whenever the number of shares to be issued upon conversion of the Series H Preferred Stock is required to be adjusted as provided in this Section 5, the Corporation shall forthwith compute the adjusted number of shares to be so issued and prepare a certificate setting forth such adjusted conversion amount and the facts upon which such adjustment is based; and the Corporation shall mail to each holder of record of Series H Preferred Stock notice of such adjusted conversion price.

(g) In case at any time the Corporation shall propose:

(i) to pay any dividend or distribution payable in shares upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock; or

(ii) to offer for subscription to the holders of its Common Stock any additional shares of any class or any other rights; or

(iii) any capital reorganization or reclassification of its shares or the merger of the Corporation with another corporation (other than a merger in which the Corporation is the surviving or continuing corporation and which does not result in any reclassification, conversion, or change of the outstanding shares of Common Stock); or

(iv) the voluntary dissolution, liquidation or winding-up of the Corporation;

then, and in any one or more of said cases, the Corporation shall cause at least fifteen (15) days prior notice of the date on which (A) the books of the Corporation shall close or a record be taken for such stock dividend, distribution, or subscription rights, or (B) such capital reorganization, reclassification, merger, dissolution, liquidation or winding-up shall take place, as the case may be, to be mailed to the Transfer Agent for the Series H Preferred Stock and to the holders of record of the Series H Preferred Stock.

(h) So long as any shares of Series H Preferred Stock shall remain outstanding and the holders thereof shall have the right to convert the same in accordance with provisions of this Section 5 the Corporation shall at all times reserve from the authorized and unissued shares of its Common Stock a sufficient number of shares to provide for such conversions.

(i) Overall Limit on Common Stock Issuable. The number of shares of Common Stock issuable by the Corporation and acquirable by the Holder under all securities issued by the Company to the Holder, shall not exceed an aggregate of 4,769,535 shares, subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the Common Stock (the “Maximum Common Stock Issuance”), unless the issuance of shares hereunder in excess of the Maximum Common Stock Issuance shall first be approved by the Corporation’s shareholders provided, however, that any shares of Common Stock issued to Holder upon conversion of convertible securities or upon exercise of warrants and subsequently sold by the Holder shall be excluded from the calculation of the aggregate Maximum Common Stock Issuance. If at any point in time and from time to time the number of shares of Common Stock issued pursuant to conversion of the Preferred Stock, together with the number of shares of Common Stock that would then be issuable by the Corporation in the event of the conversion or exercise of all other securities issued by the Company, would exceed the Maximum Common Stock Issuance but for this Section, the Corporation shall promptly call a shareholders meeting to obtain shareholder approval for the issuance of the shares of Common Stock hereunder in excess of the Maximum Common Stock Issuance if required by the NASDAQ SmallCap listing requirements.

(j) The Corporation shall pay the amount of any and all issue taxes (but not income taxes) which may be imposed in respect of any issue or delivery of stock upon the conversion of any shares of Series H Preferred Stock, but all transfer taxes and income taxes that may be payable in respect of any change of ownership of Series H Preferred Stock or any rights represented thereby or of stock receivable upon conversion thereof shall be paid by the person or persons surrendering such stock for conversion.

(k) Required Conversions. In the event that the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Corporation’s Common Stock for all trades during any consecutive eleven (11) day trading period on the Principal Market is at a price greater than 118% of the Conversion Price, then the Corporation may, at its sole option, provide the Holder irrevocable written notice (“Call Notice”) within three (3) business days following such eleven (11) day period requiring the conversion at the Conversion Price of all or a portion of the Stated Value held by the Holder as of the date set forth in such Call Notice (the “Call Date”), which such date shall be at least 11 trading days following the date of the Call Notice, provided a registration statement covering resales of that number of shares of Common Stock then issuable upon conversion of this Preferred Stock pursuant to such Call Notice has been declared effective and is available for use. The amount of Common Stock to be issued in connection with any such conversion pursuant to a particular Call Notice pursuant to this Section 5(k) shall not exceed 25% of the aggregate dollar trading volume of the Common Stock for the 11 trading days immediately preceding the Call Date. If the volume weighted average price (as determined using the AQR function on the Bloomberg terminal) of the Common Stock for all trades during such consecutive eleven (11) day trading period preceding the Call Date falls below 118% of the Conversion Price, then the Holder will no longer be required to convert the Preferred Stock pursuant to such Call Notice.

6. Voting Rights. The shares of Series H Preferred Stock shall not have voting rights.

7.  Events of Default.

The occurrence of any of the following events of default (each, an “Event of Default”) shall, after the applicable period to cure the Event of Default, cause the then applicable Dividend Rate described in Section 3 hereof to become 20% from and after the occurrence of such event, and the Holder shall have the option to require the Corporation to redeem the Series H Preferred Stock held by such Holder by the immediate payment to the Holder by the Corporation of a sum of money equal to 120% of the outstanding Stated Value, plus accrued and unpaid dividends:

7.1 Failure to Make Payment. The Corporation fails to pay any payment required to be paid pursuant to the terms of hereof or the failure to timely pay any other sum of money due to the Holder from the Corporation and such failure continues for a period of three (3) days after written notice to the Corporation from the Holder.

7.2 Breach of Covenant. The Corporation breaches any material covenant or other term or condition of this Certificate of Designations or the Purchase Agreement in any material respect and such breach, if subject to cure, continues for a period of five (5) days after written notice to the Corporation from the Holder.

7.3 Breach of Representations and Warranties. Any material representation or warranty of the Corporation made herein, in the Purchase Agreement, or in any agreement, statement or certificate given in writing pursuant hereto or in connection therewith shall have been false or misleading when made.

7.4 Receiver or Trustee. The Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

7.5 Judgments. Except for judgments related to obligations of JMAR Semiconductor, Inc., which are reflected on the Corporation’s balance sheet, any money judgment, writ or similar final process shall be entered or filed against Corporation or any of its property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

7.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation.

7.7 Stop Trade. An SEC stop trade order or Principal Market trading suspension.

7.8 Default Under Related Agreement. An Event of Default occurs under and as defined in any one or more of the following agreements which is not cured during any applicable cure or grace period: (i) Purchase and Security Agreement dated March 21, 2003 between the Corporation, certain of its subsidiaries, and Laurus Master Fund, Ltd., (ii) Securities Purchase Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., (iii) Stock Pledge Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd. and (iv) Pledge and Security Agreement dated March 14, 2003 between the Corporation and Laurus Master Fund, Ltd., as each such agreement may be amended, modified and supplemented from time to time.

8. Mandatory Redemption. In the event any shares of Series H Preferred Stock are outstanding thirty six (36) months from the date of issuance thereof, any remaining Stated Value of such shares shall be redeemed and such shares shall be cancelled.

9. Optional Redemption. The Corporation will have the option of redeeming any outstanding amount of the Stated Value of the Preferred Stock (“Optional Redemption”) by paying to the holder 118% of such amount, together with accrued but unpaid dividends thereon and any and all other sums due, accrued or payable to the holder arising under this certificate or any other document delivered herewith (“Redemption Amount”) outstanding on the day notice of redemption (“Notice of Redemption”) is delivered to a holder (“Redemption Date”). A Notice of Redemption may not be given in connection with any portion of Preferred Stock for which a Notice of Conversion has been given by the holder at any time before receipt of a Notice of Redemption or given pursuant to the following sentence. The holder may elect within five (5) business days after receipt of a Notice of Redemption to give the Corporation a Notice of Conversion in connection with some or all of the amount which was the subject of the Notice of Redemption. The Redemption Amount must be paid in good funds to the holder no later than the seventh (7th) business day after the Redemption Date (“Optional Redemption Payment Date”). In the event the Corporation fails to pay the Redemption Amount by the Optional Redemption Payment Date, then the Redemption Notice will be null and void. A Notice of Redemption may be given by the Corporation, provided no Event of Default shall have occurred or be continuing.

10. Amortization.

(a) Monthly Payments. On January 3, 2005, the Corporation commenced monthly payments of $75,000 of the original Stated Value of the Series H Preferred Stock (the “Monthly Amount”). Commencing with and including the Monthly Amount due on February 1, 2005, payment of the next eighteen (18) Monthly Amounts shall be deferred and such amounts will be due in full (to the extent such amounts have not been converted pursuant to Section 5 above) on February 5, 2007. If the Corporation is required to pay the deferred Monthly Amounts in cash on such date, then the Corporation shall also pay the Holder an amount equal to 2% of the remaining Monthly Amounts in satisfaction of such obligation.

(b) [Intentionally Omitted]

(c) [Intentionally Omitted]

(d) [Intentionally Omitted]

(e) Deemed Conversions. Any repayment of the Monthly Amount in shares of Common Stock pursuant to the terms hereof shall constitute and be deemed a conversion of such portion of the applicable Stated Value of the Series H Preferred Stock for all purposes under this Certificate and the Purchase Agreement (as defined herein) (except as otherwise provided herein).

(f) Deemed Ownership. In the case of the exercise of the conversion rights or payment of the Monthly Amount set forth herein the conversion privilege shall be deemed to have been exercised and the shares of Common Stock issuable upon such conversion or Repayment shall be deemed to have been issued upon the date of receipt by the Corporation of the Notice of Conversion or on the Repayment Date if the Monthly Amount is paid in shares of Common Stock, as the case may be. The person or entity entitled to receive Common Stock issuable upon such conversion shall, on the date such conversion privilege is deemed to have been exercised and thereafter, be treated for all purposes as the record holder of such Common Stock.

11. Status of Converted or Redeemed Stock. In case any shares of Series H Preferred Stock shall be redeemed or otherwise repurchased or reacquired, the shares so redeemed, converted, or reacquired shall resume the status of authorized but unissued shares of Preferred Stock and shall no longer be designated as Series H Preferred Stock.

EXHIBIT A

NOTICE OF CONVERSION

(To Be Executed By the Registered Holder in Order to Convert the Series H Convertible Preferred Stock of JMAR Technologies, Inc.)

The undersigned hereby irrevocably elects to convert      shares of Series H Convertible Preferred Stock and $     of the dividend due, into shares of Common Stock of JMAR Technologies, Inc. (the “Corporation”) according to the conditions hereof, as of the date written below.

Date of Conversion:

Applicable Conversion Price Per Share:

Number of Common Shares Issuable Upon This Conversion:

Signature:

Print Name:

Address:

Deliveries Pursuant to this Notice of Conversion Should Be Made to:

EXHIBIT B

FORM OF REPAYMENT ELECTION NOTICE

To: [HOLDER AT HOLDER’S ADDRESS]

Pursuant to Section 10(b) of the Certificate to Set Forth Designations of Series H Convertible Preferred Stock (“Preferred Stock”) of JMAR Technologies, Inc. issued on February 5, 2004, we hereby notify you that we are irrevocably electing to repay the outstanding Monthly Amount (as defined in the Preferred Stock) due on the Repayment Date (as defined in the Preferred Stock) which occurs on      , 20     (CHECK ONE):

     In full in cash on such Repayment Date.

In full in shares of the Company’s Common Stock within three (3) trading days following such Repayment Date.

In part in cash in the amount of $ on such Repayment Date, and in part in shares of the Company’s Common Stock (in the amount of shares) within three (3) trading days following such Repayment Date.

JMAR Technologies, Inc.

By:
Name:
Title: